

SPARTAN

COMMAND
YOUR ROAD.

INVESTOR PRESENTATION

November 2018

FORWARD LOOKING STATEMENTS

This presentation contains some forward-looking statements that are not historical facts, including statements concerning our business, financial strength, future plans, objectives, and the performance of our products. These statements can be identified by words such as "believe", "expect", "forecast", ""potential", "project", "future", "may", "will", and "should", and similar expressions or words. These forward-looking statements involve various known and unknown risks, uncertainties, and assumptions that are difficult to predict with regard to timing, extent, and likelihood. Therefore, actual performance and results may materially differ from what may be expressed or forecasted in such forward-looking statements. Factors that could contribute to these differences may include operational and other complications that may arise affecting the implementation of our plans and business objectives; continued pressures caused by economic conditions and the pace and extent of the economic recovery; challenges that may arise in connection with the integration of new businesses or assets we acquire or the disposition of assets; issues unique to government contracting, such as competitive bidding processes, qualification requirements, and delays or changes in funding; disruptions within our dealer network; changes in our relationship with major customers or suppliers; changes in the demand or supply of products within our markets or raw materials needed to manufacture those products; and changes in laws and regulations affecting our business. The risk factors disclosed in Part I – Item 1A of our Annual Report on Form 10-K for the year ended December 31, 2017, filed with the Securities and Exchange Commission and available at www.sec.gov or our website, include all known risks our management believes could materially affect the results described by forward-looking statements contained in this presentation. However, those risks may not be the only risks we face. Our business, operations, and financial performance could also be affected by additional factors that are not presently known to us or that we currently consider to be immaterial to our operations. In addition, new risks may emerge from time to time that may cause actual results to differ materially from those contained in any forward- looking statements. All forward-looking statements in this presentation are qualified by this paragraph. Investors should not place undue reliance on forward-looking statements as a prediction of actual results. All dividends are considered and declared by our Board of Directors, in its discretion. We undertake no obligation to publicly update or revise any forward-looking statements in this presentation, whether as a result of new information, future events, or otherwise.

SPARTAN AT A GLANCE

SEGMENT OVERVIEW
2017 Sales


$159M
$251M
$303M

- Fleet Vehicles & Services (FVS)
- Emergency Response (ER)
- Specialty Chassis & Vehicles (SCV)

$707M
2017 SALES

$16M
2017 NET INCOME

$31M
2017 ADJ. EBITDA

26 OPERATIONS
WITH FACILITIES IN 7 STATES & 3 COUNTRIES

Global leader in the design, engineering, manufacture, and service of purpose built specialty vehicles and chassis.



COMPANY TIMELINE

1975
2018

1975
Four young engineers joined to form Spartan Motors, Inc. and produced the first custom fire truck cab and chassis in a few short months


SPARTAN

1978
Spartan constructs "Plant 1", a 19,200 sq. ft. manufacturing facility, the first of many buildings to come to the Charlotte, MI campus

1983
Spartan launches The Gladiator Super Command chassis

1984
Spartan Motors goes public on NASDAQ under the symbol "SPAR"



1985
Spartan enters the Class A diesel RV chassis market



1990
Spartan innovates creating 10 fire truck chassis configurations with raised roofs for better visibility, more headroom, and improved safety

1994
Spartan supports the industry by launching the Fire Truck Training Conference, promoting education and category advancement for Emergency Vehicle Technicians

SPARTAN | FTTC

1997
Spartan Motors purchases Luverne Fire Apparatus and Quality Manufacturing which merged to form Crimson Fire

CRIMSON FIRE

1999
Spartan re-crafts the fire truck cab designing a flat floor and shorter engine tunnel for improved safety

2005
Spartan provides integration, final assembly, inspection, and logistics support for military vehicles (MRAP & ILAV) built for the Iraq War



2006
Spartan Chassis constructs a new facility in Charlotte, MI to meet increasing demand for firetruck chassis



2009
Spartan Motors, Inc. acquires Utilimaster, Inc.

UTILIMASTER

2010
Spartan creates the Reach – the next generation commercial walk-in van


FedEx

2011
Spartan Motors, Inc. acquires Classic Fire

2011
Spartan begins production for Isuzu's N-Series gasoline engine, low-cab-forward trucks providing assembly, final inspection, and quality control



2013
Production begins at the state-of-the-art new facility in Bristol, IN



2015
Daryl Adams is appointed President & CEO



2016
Spartan constructs a new flexible manufacturing facility in Charlotte, MI to meet the increasing need for contract manufacturing and assembly



2017
Spartan acquires Smeal Fire Apparatus and its Ladder Tower and UST brands

SMEAL
UST
LADDER TOWER

1975 | 1980 | 1985 | 1990 | 1995 | 2000 | 2005 | 2010 | 2015 | 2020

LEADERSHIP TEAM

> ***"...I have never before been involved with a company that has so rapidly transformed itself under new leadership to create such a bright future for itself."***
> Hugh Sloan, Retired Chairman of the Board

QUICK STATS & DRIVERS

- 161 years of combined executive leadership
- Lean manufacturing ethos
- Culture of accountability and proactivity
- Mantra of "no surprises"

SHARED SKILL SETS

- Big-company DNA
- Blended automotive and non-automotive experience
- Successful M&A activity
- Progressive experience


Daryl Adams
President & CEO
Tom Ninneman
COO
Tom Schultz
CAO
Matt Long
Interim CFO
Chad Heminover
President, Fleet Vehicles & Services
Tom Ninneman
Interim President, Emergency Response
Steve Guillaume
President, Specialty Chassis & Vehicles

SPARTAN MOTORS – BUSINESS SNAPSHOT

Sales & Adj. EBITDA

(millions)


$506.8
$550.4
$590.8
$707.1
$802.5
$10.1
$12.2
$22.9
$31.3
$30.3
CAGR 12.2%
CAGR 31.6%
Sales
ADJ EBITDA
2014
2015
2016
2017
2018*

*Based on 2018 guidance

TAM: $5.2B


FVS
$3.4B
ER
$1.2B
SCV
$620M

- eCommerce to grow 3x the rate of GDP by 2020
- 66% of all fire trucks are ten years or older
- 21% CAGR Class A Diesel >400 HP shipments ('12-'17)

3Q18 Sales & Adj. EBITDA

(millions)


$167.1
$169.7
$189.2
$173.0
$184.0
$226.2
$4.2
$4.9
$12.9
$5.6
$8.9
$10.6
ADJ EBITDA
1Q17
2Q17
3Q17
1Q18
2Q18
3Q18

Financial Objective – Adj. EBITDA %


4.4%
Volume, Mix, & Product Expansion
Material Cost
Productivity
Quality & Warranty
M & A
~10%
2017

Source: FedEx, UPS Rates & Forecasting, eMarketer, Forrester, FAMA shipped data, Statistical Surveys MarketScope, U.S. Data and Management's estimates; Nominal GDP

FINANCIAL HIGHLIGHTS AND OUTLOOK

3Q18 Industry-wide Headwinds



100%
21.3%
5.0%
4.5%
2.5%
4.0%
62.7%
Forecasted EBITDA
Tariffs & Materials Impacts
Chassis Shortages
Component & Logistics Delays
Labor Shortages
Hurricane & Other
Actual EBITDA

2018 Guidance



$40.5M
$6.5M
$1.5M
$1.2M
$0.6M
$0.4M
$30.3M
Previous Midpoint Guidance
Tariffs & Materials Impacts
Chassis Shortages
Component & Logistics Delays
Labor Shortages
Other
Revised Midpoint Guidance

2018 Guidance

(millions except per share)	Low	Mid-point	High
Revenue	$790.0	$802.5	$815.0
Net income	$14.4	$15.4	$16.4
Adjusted EBITDA	$29.3	$30.3	$31.3
EPS	$0.41	$0.44	$0.47
Adjusted EPS	$0.42	$0.45	$0.48

See GAAP reconciliation in Appendix

MANUFACTURING IMPROVEMENTS – GAINING TRACTION

In 2017, we…

- Created network for standards and support
- Defined organization structure to support accountability
- Conducted extensive KPI deployment
- Established organizational priorities
  - SPS acceleration
  - Cost improvement
  - Focal point KPI's by facility
  - People development

SPS – Key KPI Initiatives

KPI	2017 vs. 2016	
First Pass Yield	37 PPT's	Improvement
On Time Delivery	14 PPT's	Improvement
Direct Labor Efficiency	4 PPT's	Improvement
Cost of Poor Quality	$5.8M	Improvement

Product Recalls



Recalls
15
21
16
11
10
2014
2015
2016
2017
2018*

*Through 3Q18 (1 in-market, 4 OEM pass-thru, 5 legacy recalls)

Adjusted EBITDA Margin



Adj. EBITDA Margin
2.0%
2.2%
3.9%
4.4%
3.8%
Industry-wide Headwinds
2014
2015
2016
2017
2018*

*Based on 2018 Guidance

FLEET VEHICLES & SERVICES (FVS)

FLEET VEHICLES & SERVICES

A leader in the fleet vehicle market, including truck bodies, walk-in vans, highly-customized global fleets, and vocation-specific upfits


Walk-in Vans
Truck Bodies
Cargo Van Upfits
FedEx
Coca-Cola
FedEx
stryker

FVS - GO-TO-MARKET STRATEGY

National Accounts/ Large Business Fleets	Leasing Companies	OEM Dealerships
Starbucks Coffee	Idealease	Freightliner
Coca-Cola	Penske Truck Leasing	Ford
UPS	Ryder	GMC
FedEx Express	element	FCA Fiat Chrysler Automobiles
Cintas		Isuzu
United States Postal Service		Mercedes-Benz

FVS – BUSINESS SNAPSHOT

SPARTAN

Sales & Adj. EBITDA

(millions)



$210.5
$227.7
$278.4
$251.1
CAGR 15.7%
CAGR 27.7%
Sales
ADJ EBITDA
$11.0
$17.6
$31.2
$27.0
2014
2015
2016
2017
2018(*)

*Based on 2018 guidance

TAM: $3.4B



Expected Growth (CAGR) 2016-2020
32M packages delivered daily in 2016 will double to 64M by 2026
4.3%
5.8%
12.0%
~3X GDP Growth
GDP
Retail
eCommerce

Note: Nominal GDP

Sources: FedEx, UPS Rates & Forecasting, eMarketer, Forrester

3Q18 Sales & Adj. EBITDA

(millions)



*USPS Truck Body:
3Q18: $29.8M
2Q18: $9.6M
$53.9
$53.5
$78.6
$59.7
$78.4
$118.4
$6.2
$6.2
$8.8
$4.6
$8.4
$7.2
ADJ EBITDA
1Q17
2Q17
3Q17
1Q18
2Q18
3Q18

Financial Objective – Adj. EBITDA %



10.7%
Volume, Mix, & Product Expansion
Material Cost
Productivity
Quality & Warranty
M & A
15+%
2017

FVS – MARKET SHARE

TAM: $2.2 Billion

TAM: $1.2 Billion

WALK- IN VANS	TRUCK BODIES	CARGO VAN UPFITS

Walk-in Van Market Share


50%
50%
Spartan/Utilimaster
Morgan Olson

Truck Body Market Share


4%
40%
17%
39%
Spartan/Utilimaster
Morgan Corp
Wabash/Supreme
Others

Van Up-fit Market Share


2%
8%
14%
7%
5%
64%
Spartan/Utilimaster
MasterRack
Adrian Steel
Ranger Design
Weather Guard
Regional Upfitters

Source: SpecialtyTransportation.net

Spartan's Utilimaster #3 in Van/Truck Body Market

FVS – VAN/TRUCK BODY & CARGO VAN UPFIT OUTLOOK

2020 / 2021 Total Addressable Market $3.4 Billion



Van/Truck Body Market Growth
Units (thousands)
Sales (millions)
150
130
110
90
70
50
$2,500
$2,000
$1,500
$1,000
114
121
125
132
138
139
CAGR 5%
2015
2016
2017
2018
2019
2020
Van/Truck Body Units
Van/Truck Body Sales

- FVS participates in the 3 largest product segments driven by fleet customers
  - Walk-in/style
  - Parcel Delivery
  - Dry Freight
- Supports growth strategy in Last Mile Delivery vehicles
- FVS 3Q18 Backlog down 5.9% to $275.2M compared to $292.5M at 3Q17
  - Backlog up 60.5% excluding USPS Truck Body and ASC 606 impact



Cargo Van Upfit Market Growth
Units (thousands)
Sales (millions)
500
400
300
200
100
$1,100
$900
$700
$500
355
390
424
446
466
478
CAGR 8%
2016
2017
2018
2019
2020
2021
Cargo Van Units
Cargo Van Upfit Sales

- FVS is well positioned to take advantage of the expanding cargo van segment
  - Ship-Thru programs in Saltillo, MX (Dodge Promaster) and Kansas City (Ford Transit)
- Growth driven by proven improvement efficiencies
  - Use of lighter weight material
  - Ergonomic equipment
  - Safety systems (rear view camera)
  - Quick turnaround time

Source: 2016-2017 SpecialtyTransportation.net Report

FLEET GROWTH OPPORTUNITIES

$3.4B Market Opportunity


Source
Distribution Hub
Doorstep


FedEx

CLASS 1	CLASS 2	CLASS 3	CLASS 4	CLASS 5	CLASS 6
GVWR 6,000 lbs.	GVWR 10,000 lbs.	GVWR 14,000 lbs.	GVWR 16,000 lbs.	GVWR 19,500 lbs.	GVWR 26,000 lbs.

FVS – COMPETITIVE ADVANTAGE

Utility	Food & Beverage	Parcel	Linen & Laundry	Retail
ConEd | SDG&E	Coca-Cola | Frito Lay	UPS | FedEx | USPS	Cintas | Aramark	Sysco | Starbucks


PEOPLE
PROCESS
PRODUCT

Work-Driven Design = "The Utilimaster Difference"

Listen & Learn ······ Needs Assessment ······ Design & Innovate ······ Build & Implement ······ Optimized Partnership

FVS – BUILDING LONG-TERM RELATIONSHIPS

CINTAS
the uniform people


PEOPLE
PROCESS
PRODUCT






Truck Body
Walk-in Van
Van Upfit
Parts
Field Service

BUSINESS UPDATE - FVS

- Last Mile Delivery – momentum continues to build
- Major e-commerce upfit order
  - Amazon and Mercedes announced a 20,000 unit Sprinter order – likely to be dual sourced
  - Spartan operating in Ladson, SC – building 70 per day
  - Completing first build on Promaster (Saltillo)
- USPS cargo body $214M two-year contract for 2,141 vehicles
  - $80M in revenue targeted for 2018
- Work-Driven Design™ driving sales across multiple product lines
  - Major fleet orders from Frito Lay and linen company
  - First ever UPS Refrigerated Truck Body, delivered to Hawaii
- EV continues to gain momentum – ability to produce vehicles across GVWR Classes 1 – 6
  - New suppliers in addition to Motiv, now include Zenith & Cummins Electrified Power




We Deliver For You


Sysco

EMERGENCY RESPONSE (ER)

EMERGENCY RESPONSE (ER)

A top three fire truck and cab & chassis manufacturer with an emphasis on broad categorical coverage

Customers We Serve	Cabs & Chassis	Complete Apparatus

China





ER – BUSINESS SNAPSHOT

Sales & Adj. EBITDA



(millions)
$190.0
$193.2
$183.0
$302.9
-$2.7
-$8.7
-$7.5
$3.2
CAGR 6.8%
CAGR 51.0%
Sales
ADJ EBITDA
2014
2015
2016
2017
2018(*)

*Based on 2018 guidance

TAM: $1.2B





Average Fleet Age
4%
30%
47%
19%
1-4 yrs
5-9 yrs
10-15 yrs
16+yrs

66% of all fire trucks are ten years or older

Source: FAMA shipped data and Management's estimates

3Q18 Sales & Adj. EBITDA



(millions)
$80.2
$80.8
$65.9
$66.7
$59.6
$60.3
-$1.3
-$0.7
$2.5
$1.2
$0.2
$0.6
ADJ EBITDA
1Q17
2Q17
3Q17
1Q18
2Q18
3Q18

Financial Objective – Adj. EBITDA %



1.1%
Volume, Mix, & Product Expansion
Material Cost
Productivity
Quality & Warranty
M & A
6-8%
2017

ER – MARKET SHARE

$1.2 Billion Total Addressable Market



Pumpers



Aerials



Fire Truck Cabs and Chassis

Pumper Market Share


13%
87%
Spartan/Smeal
Pierce, REV, Rosenbauer, Other

Aerial Market Share


25%
75%
Spartan/Smeal
Pierce, REV, Rosenbauer, Other

Chassis Market Share


20%
80%
Spartan/Smeal
Pierce, REV, Rosenbauer, Other

Source: FAMA shipped data and Management's estimates

ER – INNOVATION

SPARTAN

Spartan Independent Front Suspension (IFS)

- Outperforms category leader
  - Product performance
  - Value equation



New 35K Axle

- Greater carry capacity
- Increased maneuverability

Spartan Advanced Protection System®

- **Industry leading airbag technology**
- **Intelligent seat belts**
- **Side impact protection**
- **Outboard sensors**

BUSINESS UPDATE - ER

- Achieved 5th consecutive quarter of profitability
- Continue to implement margin improvement initiatives
  - New order-to-ship process improvements implemented in Brandon, SD facility
  - Facility optimization – UST successfully consolidated into Brandon location
  - S180 production successfully relocated to Brandon, SD
  - Dealer consolidation underway in key locations; targeting completion in Q1 2019
- Expanded distribution coverage to Florida (Top-5 market) and signed a long term Canadian distribution contract
- Continued aerial product line reintroductions
  - Earned Professional Engineer Certification on LTC Snorkel



SPECIALTY CHASSIS & VEHICLES (SCV)

SPECIALTY CHASSIS & VEHICLES (SCV)

SPARTAN

The "Premier Foundation" (custom chassis) for the Class A luxury diesel Motor Coach market, with a core competency in custom manufacturing and assembly for the light duty truck, specialty vehicle, and defense markets.

Customers We Serve	RV Chassis	Contract Manufacturing	Defense and Specialty

Customers We Serve

Entegra Coach, Newmar, Foretravel Motorcoach, Glaval Bus (A Division Of Forest River, Inc.), Isuzu, GM, BAE Systems

RV Chassis



K2 390, K3 500, K2 450, K4 605



Contract Manufacturing





Defense and Specialty





SCV – BUSINESS SNAPSHOT

Sales & Adj. EBITDA
(millions)


$112.4
$132.5
$134.8
$158.8
$8.9
$8.8
$8.3
$14.1
CAGR 14.1%
CAGR 18.5%
Sales
ADJ EBITDA
2014
2015
2016
2017
2018(*)

*Based on 2018 guidance

TAM: $620M



Class A Diesel >400hp


25%
75%
SPAR
Other

Spartan market share has seen positive growth of 39% since 2014

Source: Statistical Surveys MarketScope, 1/2008 – 09/2018, U.S. Data and Management's estimates

3Q18 Sales & Adj. EBITDA
(millions)


$33.0
$35.8
$49.0
$48.2
$47.5
$51.7
$1.5
$2.8
$5.1
$3.1
$4.4
$5.9
ADJ EBITDA
1Q17
2Q17
3Q17
1Q18
2Q18
3Q18

Financial Objective – Adj. EBITDA %


8.9%
Volume, Mix, & Product Expansion
Material Cost
Productivity
Quality & Warranty
M & A
10+%
2017

RV CHASSIS – CLASS A DIESEL MARKET SHARE AND OUTLOOK

SPARTAN

Spartan market share has seen positive growth of 39% since 2014



4,500
4,000
3,500
3,000
2,500
2,000
1,500
1,000
500
0
40%
35%
30%
25%
20%
15%
10%
5%
0%
2012
2013
2014
2015
2016
2017
2018*
SPAR
Class A Diesel > 400 HP
SPAR Share

Total Addressable Market
$620 Million
(Spartan makes chassis for Class A Diesel > 400 HP - 25% share)

Source: Statistical Surveys MarketScope, 1/2008 – 08/2018, U.S. Data and Management's estimates

LUXURY MOTOR COACH

- Favorable industry trends should support continued momentum, including:
  - Population and demographic trends
  - "Active/outdoor lifestyle" continues to grow
  - RV manufacturers are broadening offerings
  - >400HP diesel growing as % of diesel
- SCV increasing market share with Entegra, Newmar, Foretravel, and NeXus manufacturers
- Jayco – new for 2018
  - K1-360 chassis <400HP
  - $200M addressable market

SCV – CATEGORY LEADING INNOVATION



SUPERIOR RIDE & HANDLING
SAFETY & INNOVATION
EXTENDED FAMILY
QUALITY & DURABILITY
SERVICE & SUPPORT
THE
SPARTAN
EXPERIENCE

- Digital Dash v2.0
- Adaptive cruise control
- Collision mitigation
- Electronic stability control
- Lane departure warning
- Spartan Safe Haul™ Expansion
- Bluetooth Interface w/ Connected Care App

SCV – FIRST TO MARKET INNOVATION


SUPERIOR RIDE & HANDLING
SAFETY & INNOVATION
EXTENDED FAMILY
QUALITY & DURABILITY
SERVICE & SUPPORT
THE SPARTAN EXPERIENCE

- Custom tuned suspension
- Automatic air leveling
- Tire pressure monitoring system
- Independent Front Suspension (IFS)
- Passive steer tag axle
- Rollover mitigation

SCV – FUTURE INNOVATION


SUPERIOR RIDE & HANDLING
SAFETY & INNOVATION
EXTENDED FAMILY
QUALITY & DURABILITY
SERVICE & SUPPORT
THE
SPARTAN
EXPERIENCE

Today

Key Entry

Manual driving

Passive entry/start

Autonomous vehicles

Tomorrow

BUSINESS UPDATE - SCV

- Continues to gain share in Luxury Motor Coach chassis market
  - 25% market share in diesel >400hp segment
- Launch of new OEM on K1 360 chassis
  - NeXus RV – Bentley Diamond (40')
- Continued growth of our smaller format K1 360 chassis
  - Jayco Embark (37'and 39')
  - Entegra Coach's Reatta (37' and 39')
- Contract manufacturing for Isuzu vehicles continues to grow
  - Added a second shift to support increased demand



K1 360





THE PATH FORWARD

Our Goal

To become #1 or #2 in each market we serve

Leading purpose-built vehicle manufacturer

Well-positioned

New management team
Operational improvements
Improved product portfolio
Customer-centric focus
Financial strength

Strengthen and grow the core business

Financial Objectives

$1 Billion in Sales
~10% Adj. EBITDA Margins
Improved Cash Flows
Increase ROIC
Enhance shareholder returns

Accelerate the path forward

Shareholder Alignment

Management's long-term goals closely aligned with shareholders

Increase shareholder value

FINANCIAL REVIEW

OVERVIEW – 3Q18 VS. 3Q17



Revenue ($ M)
$167.1
$169.7
$189.2
$173.0
$184.0
$226.2
1Q17
2Q17
3Q17
1Q18
2Q18
3Q18



Net Income ($ M) (EPS)
-$0.03
-$1.1
$1.1
$0.03
$13.5
$0.38
$4.2
$0.12
$3.7
$0.11
$5.2
$0.15
1Q17
2Q17
3Q17
1Q18
2Q18
3Q18

- Revenue for 3Q18 up $37.0M, or 19.6%, to $226.2M from $189.2M
  - FVS up $39.8M – higher USPS, Reach™, and upfit center volume
  - ER down $5.6M – lower volume and unfavorable sales mix
  - SCV up $2.7M – strength of luxury motor coach sales

- Net Income for 3Q18 fell by $8.3M, or 61.5%, to $5.2M from $13.5M
- EPS decreased $0.23, or 60.5%, to $0.15 from $0.38 last year.
- Gross profit margin decreased 350 bps to 11.6% of sales from 15.1% of sales
  - Primarily driven by tariff-driven increases in commodity and component costs, chassis shortages, supplier component delays, freight costs, and disruptions and labor shortages

OVERVIEW – 3Q18 VS. 3Q17



Adjusted EBITDA ($ M) (Adj EBITDA as % of Sales)
$4.2
$4.9
$12.9
$5.6
$8.9
$10.6
2.5%
2.9%
6.8%
3.2%
4.8%
4.7%
1Q17
2Q17
3Q17
1Q18
2Q18
3Q18

- Adjusted EBITDA fell $2.3M, or 17.8%, to $10.6M from $12.9M
- Adjusted EBITDA margin decreased 210 basis points to 4.7% of sales compared to 6.8% of sales
  - Reflects tariff-driven increases in costs, chassis shortages, supplier component delays, freight cost increases and labor shortages



Adjusted Net Income ($ M) (Adj EPS)
$1.3
$2.4
$7.4
$3.3
$4.3
$6.0
$0.04
$0.07
$0.21
$0.09
$0.12
$0.17
1Q17
2Q17
3Q17
1Q18
2Q18
3Q18

- Adjusted net income fell 18.9% to $6.0M from $7.4M
- Adjusted EPS of $0.17 versus $0.21 a year ago
- Backlog down 9.8% to $484.9M from $537.7M a year ago.
  - $159M USPS order remaining in 3Q18 vs $214M in 3Q17

See GAAP reconciliation in Appendix

FLEET VEHICLES & SERVICES – 3Q18



FVS Revenue ($ M)
$53.9
$53.5
$78.6
$59.7
$78.4
$118.4
1Q17
2Q17
3Q17
1Q18
2Q18
3Q18



FVS Adjusted EBITDA ($ M) (Adj EBITDA as % of Sales)
$6.2
$6.2
$8.8
$4.6
$8.4
$7.2
11.6%
11.5%
11.2%
7.7%
10.7%
6.1%
1Q17
2Q17
3Q17
1Q18
2Q18
3Q18

- Revenue up $39.8M to $118.4M from $78.6M
  - Increased volume relating to USPS truck body, Reach™ vehicle, and upfits
- Adjusted EBITDA decreased $1.6M to $7.2M from $8.8M unfavorable sales mix, tariff-driven increases in costs and increased freight costs
- Adjusted EBITDA margin decreased 510 basis points to 6.1% of sales from 11.2%
- Backlog down 5.9% to $275.2M compared to $292.5M a year ago
  - Backlog up 48.6% to $116.2M compared to $78.2M a year ago, excluding USPS truck body order
  - Backlog up 60.5% excluding USPS Truck Body and ASC 606 impact

EMERGENCY RESPONSE – 3Q18



ER Revenue ($ M)
$80.2
$80.8
$65.9
$66.7
$59.6
$60.3
1Q17
2Q17
3Q17
1Q18
2Q18
3Q18



ER Adjusted EBITDA ($ M) (Adj EBITDA as % of Sales)
-1.7%
-$1.3
-0.8%
-$0.7
$2.5
3.8%
$1.2
1.9%
$0.2
0.3%
$0.6
1.0%
1Q17
2Q17
3Q17
1Q18
2Q18
3Q18

- Revenue down 8.5% to $60.3M from $65.9M
  - Reflects lower volume and unfavorable sales mix
- Adjusted EBITDA fell $1.9M to $0.6M compared to $2.5M last year
  - Driven primarily by reduced volume, tariff-driven increases in costs, and supplier delays
- Adjusted EBITDA margin decreased 280 basis points to 1.0% of sales
- Backlog down 17.6% to $175.7M compared to $213.3M a year ago

SPECIALTY CHASSIS & VEHICLES – 3Q18



SCV Revenue ($ M)
$33.0
$35.8
$49.0
$48.2
$47.5
$51.7
1Q17
2Q17
3Q17
1Q18
2Q18
3Q18



SCV Adjusted EBITDA ($ M) (Adj EBITDA as % of Sales)
$1.5
$2.8
$5.1
$3.1
$4.4
$5.9
4.7%
7.7%
10.5%
6.5%
9.2%
11.4%
1Q17
2Q17
3Q17
1Q18
2Q18
3Q18

- Revenue up $2.7M, or 5.5%, to $51.7M from $49.0M last year
  - Luxury motor coach chassis sales up $1.9M, or 5.1% to $38.9M from $37.0M
- SCV adjusted EBITDA increased $0.8M to $5.9M from $5.1M
- Adjusted EBITDA margin improved 90 basis points to 11.4% of sales from 10.5% of sales
  - Due to strong momentum in luxury motor coach chassis, partially offset by tariff-driven increases in commodity and component costs
- Backlog up 6.6% to $34.0M compared to $31.9M a year ago
  - Luxury motor coach backlog up 3.1% compared to a year ago

BALANCE SHEET – 3Q18

Spartan Motors, Inc.
Summary Balance Sheet
(unaudited)

($000's)	Sep 30, 2018	Dec 31, 2017
Assets		
Cash	$ 15,667	$ 33,523
Accts Receivable	109,946	83,147
Contract Assets	43,576	-
Inventory	75,759	77,692
PP&E	55,547	55,177
Other Assets	49,400	51,625
Total Assets	**$ 349,895**	**$ 301,164**
Liabilities & Shareholders' Equity		
Accts Payable	$ 92,598	$ 40,643
Long-term Debt	18,560	17,925
Other Liabilities	55,013	74,327
Total Liabilities	**166,171**	**132,895**
Shareholders' Equity	183,724	168,269
Total Liabilities & Equity	**$ 349,895**	**$ 301,164**
Total Liquidity		
Cash	$ 15,667	$ 33,523
Net Borrowing Capacity	116,109	66,396
Total Liquidity	**$ 131,776**	**$ 99,919**

- Total liquidity of $131.8M at 3Q18 reflects:
  - $15.7M cash on hand
  - $116.1M of borrowing capacity
- New Secured $150M Revolver – 5 year facility
- Adequate liquidity/capacity to fund:
  - Working capital requirements
  - Pursue opportunistic acquisitions
- Contract assets of $43.6M at 3Q18
  - Represents revenue with corresponding profit recognized on products in process, but not yet invoiced to the customer as a result of adopting the new revenue recognition standard

APPENDIX

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

This presentation contains adjusted EBITDA (earnings before interest, taxes, depreciation and amortization), adjusted net income, adjusted earnings per share, forecasted adjusted EBITDA, and forecasted adjusted earnings per share, which are all non-GAAP financial measures. These non-GAAP measures are calculated by excluding items that we believe to be infrequent or not indicative of our continuing operating performance. For the periods covered by this release such items include expenses associated with restructuring actions taken to improve the efficiency and profitability of certain of our operations, various items related to business acquisition and strategic planning activities, and the impact that our deferred tax asset valuation allowance that we recorded in 2015 has had on our tax expense and net income in 2017.

We present the non-GAAP measures adjusted EBITDA, adjusted net income and adjusted earnings per share because we consider them to be important supplemental measures of our performance. The presentation of adjusted EBITDA enables investors to better understand our operations by removing items that we believe are not representative of our continuing operations and may distort our longer term operating trends. The presentation of adjusted net income and adjusted earnings per share enables investors to better understand our operations by removing the impact of tax adjustments, including the impact that our deferred tax asset valuation allowance that we recorded in 2015 has had on our tax expense and net income in 2017, and other items that we believe are not indicative of our longer term operating trends. We believe these measures to be useful to improve the comparability of our results from period to period and with our competitors, as well as to show ongoing results from operations distinct from items that are infrequent or not indicative of our continuing operating performance. We believe that presenting these non-GAAP measures is useful to investors because it permits investors to view performance using the same tools that management uses to budget, make operating and strategic decisions, and evaluate our historical performance. We believe that the presentation of these non-GAAP measures, when considered together with the corresponding GAAP financial measures and the reconciliations to those measures, provides investors with additional understanding of the factors and trends affecting our business than could be obtained in the absence of these disclosures.

Our management uses adjusted EBITDA to evaluate the performance of and allocate resources to our segments. In addition, non-GAAP measures are used by management to review and analyze our operating performance and, along with other data, as internal measures for setting annual budgets and forecasts, assessing financial performance, and comparing our financial performance with our peers. Adjusted EBITDA is also used, along with other financial and non-financial measures, for purposes of determining annual and long-term incentive compensation for our management team.

RECONCILIATION OF NON – GAAP FINANCIAL MEASURES

Financial Summary (Non-GAAP)
Consolidated
(In thousands, except per share data)
(Unaudited)

($000)	Three Months Ended March 31,	
Spartan Motors, Inc.	**2018**	**2017**
Net income (loss) attributable to Spartan Motors, Inc.	$4,194	($3,098)
Add (subtract):		
Restructuring charges	20	642
Impact of acquisition on timing of chassis revenue recognition	-	3,112
Impact of step-up in inventory value resulting from acquisition	-	189
Impact of acquisition adjustment for net working capital	(1,500)	-
Acquisition related expenses	162	672
Deferred tax asset valuation allowance	74	466
Tax effect of adjustments	315	(719)
Adjusted net income attributable to Spartan Motors, Inc.	$3,265	$1,264
Net income (loss) attributable to Spartan Motors, Inc.	$4,194	($3,098)
Add (subtract):		
Depreciation and amortization	2,452	2,325
Taxes on income	(48)	83
Interest expense	323	264
EBITDA	$6,921	$1,574
Add (subtract):		
Restructuring charges	20	642
Acquisition related expenses	162	672
Impact of acquisition adjustment for net working capital	(1,500)	-
Impact of step-up in inventory value resulting from acquisition	-	189
Impact of acquisition on timing of chassis revenue recognition	-	3,112
Adjusted EBITDA	$5,603	$6,189
Diluted net earnings (loss) per share	$0.12	($0.03)
Add (subtract):		
Restructuring charges	-	0.02
Impact of acquisition on timing of chassis revenue recognition	-	0.03
Impact of step-up in inventory value resulting from acquisition	-	0.01
Impact of acquisition adjustment for net working capital	(0.04)	-
Acquisition related expenses	-	0.02
Deferred tax asset valuation allowance	-	0.01
Tax effect of adjustments	0.01	(0.02)
Adjusted Diluted net earnings per share	$0.09	$0.04

RECONCILIATION OF NON – GAAP FINANCIAL MEASURES

Financial Summary (Non-GAAP)
Consolidated
(In thousands, except per share data)
(Unaudited)

($000)	Three Months Ended June 30,	
Spartan Motors, Inc.	**2018**	**2017**
Net income attributable to Spartan Motors, Inc.	$3,740	$1,124
Add (subtract):		
Restructuring charges	797	325
Impact of acquisition on timing of chassis revenue recognition	-	853
Impact of acquisition adjustments for net working capital and contingent liability	(693)	-
Acquisition related expenses	373	60
Recall expense	(443)	-
Long-term strategic planning expenses	718	-
Tax effect of adjustments	(178)	-
Adjusted net income attributable to Spartan Motors, Inc.	$4,314	$2,262
Net income attributable to Spartan Motors, Inc.	$3,740	$1,124
Add (subtract):		
Depreciation and amortization	2,586	2,365
Taxes on income	1,537	92
Interest expense	270	129
EBITDA	$8,133	$3,710
Add (subtract):		
Restructuring charges	797	325
Impact of acquisition on timing of chassis revenue recognition	-	853
Impact of acquisition adjustments for net working capital and contingent liability	(693)	-
Acquisition related expenses	373	60
Recall expense	(443)	-
Long-term strategic planning expenses	718	-
Adjusted EBITDA	$8,885	$4,948
Diluted net earnings per share	$0.11	$0.03
Add (subtract):		
Restructuring charges	0.02	0.01
Impact of acquisition on timing of chassis revenue recognition	-	0.03
Impact of acquisition adjustments for net working capital and contingent liability	(0.02)	-
Acquisition related expenses	0.01	-
Recall expense	(0.01)	-
Long-term strategic planning expenses	0.02	-
Tax effect of adjustments	(0.01)	-
Adjusted diluted net earnings per share	$0.12	$0.07

RECONCILIATION OF NON – GAAP FINANCIAL MEASURES

Financial Summary (Non-GAAP)
Consolidated
(In thousands, except per share data)
(Unaudited)

($000)	Three Months Ended September 30,	
Spartan Motors, Inc.	2018	2017
Net income attributable to Spartan Motors, Inc.	$5,243	$13,470
Add (subtract):		
Restructuring charges	501	232
Impact of acquisition on timing of chassis revenue recognition	-	108
Acquisition related expenses	267	354
Recall expense	112	(368)
Long term strategic planning expenses	277	-
Litigation settlement	321	-
Deferred tax asset valuation allowance	(373)	(4,295)
Tax effect of adjustments	(360)	(98)
Adjusted net income attributable to Spartan Motors, Inc.	$5,988	$9,403
Net income attributable to Spartan Motors, Inc.	$5,243	$13,470
Add (subtract):		
Depreciation and amortization	2,600	2,645
Taxes on income	1,037	(3,736)
Interest expense	225	189
EBITDA	$9,105	$12,568
Add (subtract):		
Restructuring charges	501	232
Impact of acquisition on timing of chassis revenue recognition	-	108
Acquisition related expenses	267	354
Recall expense	112	(368)
Long term strategic planning expenses	277	-
Litigation settlement	321	-
Adjusted EBITDA	$10,583	$12,894
Diluted net earnings per share	$0.15	$0.38
Add (subtract):		
Restructuring charges	0.01	0.01
Litigation settlement	0.01	-
Acquisition related expenses	0.01	0.01
Recall expense	-	(0.01)
Long term strategic planning expenses	0.01	-
Deferred tax asset valuation allowance	(0.01)	(0.18)
Tax effect of adjustments	(0.01)	-
Adjusted diluted net earnings per share	$0.17	$0.21

RECONCILIATION OF NON – GAAP FINANCIAL MEASURES

Adjusted Net Income, Adjusted EBITDA, Adjusted EPS (Non-GAAP)
Consolidated
(In thousands, except per share data)
(Unaudited)

Spartan Motors, Inc	Twelve Months Ended December 31, 2017	% of sales	2016	% of sales	2015	% of sales
Net income	$ 15,985	2.3%	$ 8,630	1.5%	$ (14,972)	-3.1%
Add (subtract):						
Restructuring	1,252		1,095		2,855	
Intercompany chassis impact	2,073		-		-	
Asset impairment	-		406		2,234	
Acquisition inventory adjustment	189		-		-	
NHTSA settlement	-		-		2,249	
Recall expense	(348)		3,457		8,600	
JV expenses	-		7		508	
Acquisition related expenses	1,355		882		-	
Deferred tax asset adjustment	(3,260)		(2,932)		9,472	
Tax benefit of liquidation	(996)		-		-	
Tax effect of adjustments	(1,328)		(460)		(2,892)	
Adjusted net income	$ 14,807	2.1%	$ 11,065	1.9%	$ 6,534	1.2%
Net income	$ 15,985	2.3%	$ 8,630	1.5%	$ (14,972)	-3.1%
Add (subtract):						
Depreciation and amortization	9,987		7,908		7,437	
Taxes on income	90		100		4,880	
Interest expense	864		430		365	
EBITDA	$ 26,826	3.8%	$ 17,028	2.9%	$ (4,290)	-0.8%
Add (subtract):						
Restructuring	1,252		1,095		2,855	
Intercompany chassis impact	2,073		-		-	
Asset impairment	-		406		2,234	
Acquisition inventory adjustment	189		-		-	
NHTSA settlement	-		-		2,249	
Recall expense	(348)		3,457		8,600	
JV expenses	-		7		508	
Acquisition related expenses	1,355		882		-	
Adjusted EBITDA	$ 31,327	4.4%	$ 22,870	3.9%	$ 12,176	2.2%
Diluted net earnings per share	$ 0.46		$ 0.25		$ (0.50)	
Add (subtract):						
Restructuring	0.04		0.03		0.08	
Intercompany chassis impact	0.06		-		-	
Asset impairment	-		0.01		0.07	
Acquisition inventory adjustment	0.01		-		-	
NHTSA settlement	-		-		0.07	
Recall expense	(0.01)		0.10		0.25	
Acquisition related expenses	0.04		0.03		-	
JV expenses	-		-		0.02	
Deferred tax asset adjustment	(0.10)		(0.09)		0.28	
Tax benefit of liquidation	(0.03)		-		-	
Tax effect of adjustments	(0.04)		(0.01)		(0.07)	
Adjusted Diluted net earnings per share	$ 0.43		$ 0.32		$ 0.20	

RECONCILIATION OF NON – GAAP FINANCIAL MEASURES

Financial Summary (Non-GAAP)
Consolidated
(In thousands)
(Unaudited)

Spartan Motors, Inc.	2014	% of sales
Net income	$ 1,029	0.2%
Add (subtract):		
Depreciation and amortization	8,378	
Taxes on income	(2,103)	
Interest expense	341	
EBITDA	7,645	1.5%
Add (subtract):		
Restructuring	2,157	
Asset impairments	-	
Product recall	-	
Acquisition related expenses	-	
NHTSA settlement	-	
Joint venture	289	
Adjusted EBITDA	10,091	2.0%

RECONCILIATION OF NON – GAAP FINANCIAL MEASURES

Financial Summary (Non-GAAP)
Consolidated
(In thousands, except per share data)
(Unaudited)

	Forecast Year Ending December 31, 2018		
	Low	Mid	High
Net income	$ 14,448	$ 15,448	$ 16,448
Add:			
Depreciation and amortization	10,310	10,310	10,310
Interest expense	967	967	967
Taxes	2,609	2,609	2,609
EBITDA	$ 28,334	$ 29,334	$ 30,334
Add (subtract):			
Restructuring and other charges, net	966	966	966
Adjusted EBITDA	$ 29,300	$ 30,300	$ 31,300
Earnings per share	$ 0.41	$ 0.44	$ 0.47
Add:			
Restructuring and other charges, net	0.03	0.03	0.03
Less tax effect of adjustments	(0.02)	(0.02)	(0.02)
Adjusted earnings per share	$ 0.42	$ 0.45	$ 0.48

FOR MORE INFORMATION:

SPARTAN MOTORS, INC.
JURIS PAGRABS
GROUP TREASURER & DIRECTOR OF INVESTOR RELATIONS
517.997.3842

SPARTAN®

SPARTANMOTORS.COM

